                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard M. FitzPatrick the true and lawful attorney-in-fact and agent, acting individually or otherwise, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Malibu Entertainment Worldwide, Inc., a Georgia corporation (the "Company"), an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ BERT W. WASSERMAN
                                        ----------------------------
                                        Bert W. Wasserman
                                        Director

Dated:   March 26, 1997

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard M. FitzPatrick the true and lawful attorney-in-fact and agent, acting individually or otherwise, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Malibu Entertainment Worldwide, Inc., a Georgia corporation (the "Company"), an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ WILLIAM M. KEARNS, JR.
                                        -----------------------------
                                        William M. Kearns, Jr.
                                        Director

Dated:   March 26, 1997

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard M. FitzPatrick the true and lawful attorney-in-fact and agent, acting individually or otherwise, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Malibu Entertainment Worldwide, Inc., a Georgia corporation (the "Company"), an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ L. SCOTT DEMERAU
                                        ----------------------------
                                        L. Scott Demerau
                                        Director

Dated:   March 26, 1997

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard M. FitzPatrick the true and lawful attorney-in-fact and agent, acting individually or otherwise, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Malibu Entertainment Worldwide, Inc., a Georgia corporation (the "Company"), an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ JULIA E. DEMERAU
                                        ----------------------------
                                        Julia E. Demerau
                                        Director

Dated:   March 26, 1997

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard M. FitzPatrick the true and lawful attorney-in-fact and agent, acting individually or otherwise, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Malibu Entertainment Worldwide, Inc., a Georgia corporation (the "Company"), an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ STEVEN D. SCHEETZ
                                        ----------------------------
                                        Steven D. Scheetz
                                        Director

Dated:   March 26, 1997

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard M. FitzPatrick the true and lawful attorney-in-fact and agent, acting individually or otherwise, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Malibu Entertainment Worldwide, Inc., a Georgia corporation (the "Company"), an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ DANIEL A. DECKER
                                        ----------------------------
                                        Daniel A. Decker
                                        Director

Dated:   March 26, 1997

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard M. FitzPatrick the true and lawful attorney-in-fact and agent, acting individually or otherwise, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Malibu Entertainment Worldwide, Inc., a Georgia corporation (the "Company"), an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ JAMES T. HANDS
                                        ----------------------------
                                        James T. Hands
                                        Director

Dated:   March 26, 1997